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                                                                  EXHIBIT 10(a)

                                     LEASE

     King Real Estate Corp., Trustee of 1238 Chestnut Street Trust under Declaration of Trust dated May 23, 1969, recorded with Middlesex South Registry of Deeds in Book 11682, Page 384, (hereinafter called "Landlord")

     Hereby leases To Microfluidics International Corporation, a Delaware corporation with offices at 30 Ossipee Road, Newton, Massachusetts (hereinafter called "Tenant") the following premises upon the following covenants, terms and conditions.

1.   Demised Premises
     ----------------

     The 15,400 sq. ft. on the first floor, 16,200 sq. ft. on the second floor and 14,400 sq. ft. in the basement of 30 Ossipee Road, Newton, Massachusetts (hereinafter called the "Premises").

     The Tenant shall have, as appurtenant to the Premises, the non-exclusive right and easement to use in common with the others entitled thereto (a) common areas in the Building (which shall be defined as the improvements found in the area bounded by Ossipee, Oak, Chestnut & Linden Streets, plus the parking lot) and on the land on which it is located including without limitation, sidewalks, loading facilities, entrances and exits from public highways, a maximum of twenty five (25) parking spaces on the deck (reserved in the first two rows adjacent to Building) and the entire basement parking, lobbies, hallways, and stairways and such other facilities available to all tenants of the Building as may be designated from time to time by the Landlord, and (b) the pipes, ducts, conduits, utility lines, wires sewerage system and appurtenant equipment serving the Premises; such rights shall always be subject to the reasonable rules and regulations from time to time established by Landlord, provided such rules and

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regulations shall not materially interfere with the Tenant's use of the
Premises. Tenant's right to use the Linden Street parking lot shall be limited to the spaces in the lot which have not been designated by Landlord as reserved for other tenants, as the same may change during the term hereof.

     EXCEPTING AND RESERVING to the Landlord the space necessary to install, maintain and operate, by means of pipes, ducts, wires or otherwise those utilities and services required for the Building and common facilities thereof (including the Premises), and the right of access to and entry on the Premises by the Landlord and its agents therefor for the purpose of such installation, maintenance or operation or for the purpose of making repairs, alterations or additions to the Premises or to the Building if Landlord so elects. Except in cases of emergency, Landlord shall not exercise the foregoing right in such a manner as to unreasonably interfere with Tenant's use of the Premises. Tenant shall have access to the loading dock from 7:00 a.m. through 5:30 p.m. Monday through Friday, and at such other times as agreed to by prior arrangement with Landlord.

2.   Term
     ----

     Subject to the conditions herein stated, the Tenant shall hold the Premises for a term of Four (4) years commencing on June 1, 1997 ("Term Commencement Date") and terminating May 31, 2001.

3.   Quality of Work
     ---------------

     All work to be done on the Premises by Tenant or Landlord shall be done in a good and workmanlike fashion, employing materials of good quality and in accordance with all laws, codes and governmental ordinances, regulations and insurance requirements which may be applicable.

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4.   RENT
     ----

     The fixed rent payable by the Tenant during the term shall be; Year 1 (6/1/97-5/31/98), $197,500., Year (6/1/98-5/31/98) 2, $221,000, Year 3
(6/1/99-5/31/00) $237,000, Year 4 (6/1/00-5/31/01) $237,000.             . At
such time as the Tenant makes use of the basement, Tenant shall pay $14,400 in addition to base rent above.

     Tenant's obligations to pay Fixed Rent shall begin on the Term Commencement Date.

     All rent payments are due in advance without demand, deduction or set-off on the first day of each and every month during the term of this Lease and any extension or renewal thereof. Fixed Rent for any partial month shall be prorated.

     Tenant shall pay to Landlord as additional rent one and one-half (1 1/2%) percent per month of any amount due as Fixed Rent, additional rent or any other payments due hereunder, if any said amount is not paid within thirty (30) days of its due date. Nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum lawful rate then allowed by law. Said sum shall be payable in addition to and not in exclusion of additional remedies herein provided to Landlord.

5.   PLACE OF PAYMENT OF RENT
     ------------------------

     All payments of rent shall be made by Tenant to the Landlord without notice or demand at such place as the Landlord may from time to time designate in writing. The initial place for payment of rent shall be at Gerrity Company,
Inc., 90 Oak Street, Newton Upper Falls, Massachusetts, 02164.            The
extension of time for the payment of any installment of rent, or the acceptance of rent after the time at which it is due and payable shall not be a waiver of the rights of the Landlord to insist on having all other payments made in the manner and at the times herein specified.

6.   TAXES
     -----

     Tenant shall pay to Landlord as additional rent hereunder, with respect to any tax period falling wholly or partly within the term of this Lease, 38.29% ("Proportionate Share") of any increase in Real Estate Taxes (hereinafter defined), prior to any abatement thereof, for the Building and land upon which it is located (hereinafter Landlord's Property), over and above the amount of Real Estate Taxes for the twelve month period ending June 30, 1997 ("Base Period"), as abated for said twelve month period. If any payment for increase in Real Estate Taxes shall be due for

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any time in which this Lease shall be in force and effect for less than a full tax period, such payments shall be prorated so that the amount payable by Tenant for any increase in Real Estate Taxes for such lease year shall be based on the actual number of days this Lease shall be force and effect during such tax period.

     Payment by Tenant for its Proportionate Share of such increase in Real Estate Taxes shall be paid in equal monthly installments, at the time and in the fashion herein provided for the payment of rent. The amount to be paid to Landlord shall be an amount estimated by the Landlord, based upon the Real Estate Taxes for the previous year, to be sufficient to provide Landlord, in the aggregate, a sum equal to the Tenant's Proportionate Share of such increase in Real Estate Taxes at least ten (10) days before the day on which payment of such by Landlord would be delinquent.

     Upon receipt by Landlord of the bill for Real Estate Taxes, Landlord shall promptly forward to Tenant a copy of said bill and a written statement of Tenant's Proportionate Share. If Tenant has paid more than its Proportionate Share for the tax period covered by the bill, Landlord shall credit the amount of overpayment against subsequent obligations of the Tenant, or refund such overpayment if the Lease term has ended and Tenant has no further obligations to the Landlord. If Tenant has paid less than its Proportionate Share for the tax period covered by the bill, Tenant shall promptly pay the amount due to the Landlord.

     The term "Real Estate Taxes" shall mean the sum of all taxes, rates and assessments, general and special, levied or imposed against the building and the
land upon which it is located                          and any
improvements constructed thereon, including all taxes, rates and assessments, general and special, levied or imposed for school, public betterment, general, or local improvements. If the system of real estate taxation shall be altered or varied and any new tax shall be levied or imposed on immovables in the jurisdiction wherein the property is located, then any such new tax or levy shall be included within the term "Real Estate Taxes". The amount of the Real Estate Taxes which shall be deemed to have been levied or imposed with respect to Landlord's Property and improvements shall be such amount as the legal authority imposing Real Estate Taxes shall have attributed thereto. In the absence of such attribution or if such legal authority shall include immovables other than Landlord's Property and improvements in imposing such Real Estate Taxes, then such amount shall be established by the Landlord.

     In the event that Landlord obtains an abatement, reduction or refund of any Real Estate Taxes for a tax period during which Tenant was obligated to pay a share of the

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increase in Real Estate Taxes, then Tenant shall receive its Proportionate Share of the net proceeds of such abatement, reduction or refund, and any interest paid to the Landlord on account of such abatement, reduction or refund, (after deduction of all reasonable costs, including legal and appraisal fees, incurred by Landlord in obtaining the same) but only to the extent and not in excess of any payments made by Tenant for such increase as required under this Section 6. Landlord shall be under no obligation to seek such an abatement, reduction or refund. Tenant shall not contest by any proceedings the assessed valuation of Landlord's Property or any part thereof for purposes of obtaining a reduction of such assessment or of any taxes.

     Tenant shall pay, prior to delinquency, all municipal, county, state, or federal taxes which shall be levied, assessed, or unpaid on any leasehold interest, on any investment of Tenant in the Premises, on any personal property owned, installed, or used by Tenant, or on Tenant's right to occupy the Premises. Notwithstanding anything to the contrary, Tenant shall have the right at its sole cost and expense to contest the validity of and to seek an abatement of any of the foregoing taxes, excluding Real Estate Taxes.

     Landlord shall have the same rights and remedies for the nonpayment by Tenant of any amounts due on account of said Real Estate Taxes as Landlord has hereunder for the failure of Tenant to pay rent.

7.   OPERATING EXPENSES
     ------------------

     In the event that the total operating expenses for the Landlord's Property in any calendar year during the term of this Lease increase for any reason above such expenses for the calendar year ending December 31, 1997, (the "Base Year"), Tenant shall pay to Landlord as additional rent hereunder its Proportionate Share of such increase.

     Such operating expenses shall include without limitation expenses for the following:

     A. Compensation and all fringe benefits, workmen's compensation, insurance premiums, wages and taxes paid to, for, or with respect to all persons engaged in operating, maintaining, or cleaning Landlord's Property, including the Common Areas. The Common Areas shall mean the portions of Landlord's Property for common use by or for the benefit of more than one tenant of Building, including but not limited to stairways, interior corridors, basements, roof, and any common washrooms, toilets or other public facilities, parking areas and side walks;

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     B.   All utilities and services furnished and supplied to Common Areas, including but not limited to steam, water, sewer, and electric;

     C. All utilities and services furnished and supplied generally to tenants in the Building utilizing the Building's common systems, including but not limited to water and sewer;

     D. Cost of building cleaning supplies and equipment for Common Areas only;

     E. Cost of maintenance and cleaning for Common Areas only and repairs to Landlord's Property;

     F.   Cost of snow removal and care of landscaping;

     G. Expenses for or on account of the upkeep and maintenance of equipment, including payments under service contracts for maintenance of equipment;

     H. Premiums for any insurance carried by Landlord covering Landlord's Property, including but not limited to fire, casualty, rental interruption and liability insurance;

     I. Customary and reasonable management fees, which shall not exceed five (5%) percent per year of the current year's gross rent.
          Capital Expenditures, Depreciation and costs incurred for the exclusive benefit of Landlord or a specific tenant shall not be included in operating expenses.

     Landlord shall deliver to Tenant within ninety (90) days after the close of each calendar year during the term of the Lease (including the calendar year in which this Lease terminates) after the Base Year, an itemized statement signed by an agent of Landlord setting forth (a) the operating expenses for the Base Year and for the preceding calendar year, (b) the total amount of Tenant's share of the increase in operating expenses for the preceding year, and (c) the balance, if any, due from or overpaid by Tenant for the preceding calendar year. Tenant shall pay to Landlord the balance due from Tenant within thirty (30) days of the receipt of such statement.
     In the event such statement shows an overpayment by Tenant, Landlord shall credit the amount of such overpayment against subsequent obligations of Tenant, or refund such overpayment if the Lease term has ended, provided Tenant is not then in default in the performance of any of its obligations under this Lease.

     In addition, during the term of this Lease, commencing with the first day of the first month following the delivery to Tenant of such statement for the first calendar year

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following the Base Year and on the first day of each month thereafter throughout the term, Tenant shall pay to Landlord, on account towards Tenant's share of anticipated increases in operating expenses, one-twelfth of the total amount which Tenant was required to pay to Landlord for the increase in operating expenses for the preceding year, as shown on the most recent annual statement of operating expenses delivered to Tenant.

     Any payment due under the terms of this Section for any portion of a lease year shall be appropriately prorated.

8.   QUIET ENJOYMENT
     ---------------

     The Tenant, upon payment of the rent herein reserved and upon the performance of all the terms and conditions of this Lease, shall at all times during the Lease term and during any extension or renewal term, peaceable and quietly enjoy the Premises without any disturbance from the Landlord or from any other person claiming through the Landlord, subject, nevertheless, to the terms and conditions of this Lease and to the mortgages hereinafter mentioned.

9.   USE OF THE PREMISES
     -------------------

     A. The premises may be used by the Tenant for the purposes of (1) receiving and shipping of research and manufacturing equipment; (2) light manufacturing of research equipment and consumables and process equipment; (3) laboratory research and development work; and (4) general administrative office work, and for no other purpose (hereinafter referred to "Permited Use"); (5) sales/marketing activities including presentation of technical seminars and business meetings from time to time.

     B. The Tenant shall comply with Tenant's Covenants set forth in Section 19 concerning the use of the Premises.

10.  ALTERATIONS
     -----------

     Except for those items specified elsewhere herein, no alterations, additions or improvements to the Premises shall be made by the Tenant without the prior written consent of the Landlord, such consent not to be unreasonably withheld. All work done in connection therewith shall be done in a good and workmanlike manner employing materials of good quality and in compliance with laws, rules, orders and regulations of governmental authorities having jurisdiction thereof. The Landlord hereby consents to the installation by Tenant of those improvements described in Exhibit B attached hereto. Notwithstanding any other provision of this Lease, Tenant shall have the right to remove from the Premises any item listed in Exhibit B, provided Tenant repairs any damage to the Premises resulting from such removal. Except for the items described in Exhibit B, any alteration, addition or improvement made by the Tenant after such consent shall have been given become the property of the Landlord upon the expiration or other sooner termination of this Lease, unless Landlord and Tenant agree that such alteration, addition, or improvement should remain the property of Tenant, becoming an addendum to Exhibit B.

If Landlord shall fail to exercise such option the Tenant shall remove such alterations, additions, improvements or fixtures at the Tenant's cost upon such termination of this Lease. The Tenant shall yield up the Premises in good order and repair, reasonable wear and tear and damage by fire or insured casualty excepted.

11.  MAINTENANCE AND REPAIRS
     -----------------------

     Except as otherwise provided in this Section and Sections 13 and 14, Landlord shall, keep and maintain in good order and repair the common facilities and structural portions of the Building including but not limited to the roof, exterior walls, floor slabs, columns, public stairways and corridors, lavatories, and utility systems and equipment, including the central heating system, external to the Premises serving the Premises or the Common Areas. Landlord shall keep the common areas, sidewalks and parking deck and basement parking area in a clean and sanitary condition, clear from snow and ice.

     The Tenant shall make all non-structural repairs necessary to maintain the Premises in good order and repair, including, without limitation, all glass and doors and all HVAC systems & equipment located within and servicing the leased Premises. Tenant shall return the Premises to the Landlord at the end of the term in good condition, reasonable wear and tear excepted.

     With regard to HVAC tenant will employ a reputable contractor to service the equipment. Should the equipment break down Landlord is responsible for the costs & expenses of repair and/or replacement which is occasioned by failure of major parts (such as compressor, motor, etc.).

     Notwithstanding the foregoing, Tenant shall be responsible for the cost of any repairs necessitated as the result of Tenant's neglect, fault or excessive use of drainage facilities, or that of Tenant's agents or employees.

     All repairs made by either Landlord or Tenant shall be done in a good and workmanlike manner in accordance with applicable law.

12.  INSURANCE
     ---------

     12.1  Tenant's Insurance. The Tenant shall save the Landlord harmless and
           ------------------
indemnified from and against all injury, loss, claim or damage to any person or property while on the Premises or appurtenances thereto arising out of the use or occupancy of the Premises by the Tenant (unless caused) by the act, negligence or default of the Landlord, its employees, agents, licensees or contractors), and from and

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

against all injury, loss, claim or damage to any person or property anywhere on the Premises or appurtenances thereto occasioned by any act, neglect or default of the Tenant or of its employees, agents, licensees or contractors. The Tenant shall maintain with respect to the Premises and appurtenances thereto, comprehensive general liability and property damage insurance including the broad form comprehensive general liability endorsement in amounts not less than $1,000,000.00 combined single limit. Such insurance shall be with companies qualified to do business in Massachusetts, insuring the Landlord as well as the Tenant against injury to persons or damage to property as herein provided. Such insurance may be maintained by the Tenant under a blanket policy or policies so-called. At the end of the first three years of the term of this Lease, and every three years thereafter, Tenant shall increase the amount of the liability insurance required hereunder, to an amount which is the greater of:

     A. The original amount of liability insurance required hereunder plus that percentage of said amount as is equal to the percent of increase, if any, in the Consumer Price Index for all urban consumers for Boston, Massachusetts (1967-100) published by the Bureau of Labor Statistics, U.S. Department of Labor (Index) as at the Term Commencement Date over the said Index as at the date of the required increase in liability insurance thereunder; or

     B. The amount of liability insurance, as reasonably determined by Landlord, required in similar buildings in the Boston area.

     The Tenant shall maintain, at its sole cost and expense, fire and extended coverage insurance for all of its contents, furniture, furnishings, equipment, improvements, funds, personal property, located within or about the Premises, providing protection in an amount equal to One Hundred (100%) percent of the insurable value of said items.

     The Tenant shall deposit with the Landlord certificates of insurance that it is required to maintain under this Lease, at or prior to the Term Commencement Date, and thereafter, within ten (10) days prior to the expiration of each such policy. Such policies shall, to the extent obtainable, provide that the policies may not be changed or cancelled without at least twenty (20) days' prior written notice to the Landlord.

     The Tenant covenants that in the event it keeps upon the Premises or Landlord's Property any substance of dangerous, inflammable or explosive character which increases the rate of insurance on the Premises or Landlord's Property, Tenant shall promptly pay to Landlord upon demand any such increase resulting therefrom, which shall be due and payable as additional rent hereunder.

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     12.2.     Landlord's Insurance. Landlord shall maintain in effect fire and
               --------------------
extended coverage insurance with respect to the Building, providing protection in an amount reasonably determined by Landlord to be adequate, but which amount shall not exceed the replacement cost of the Building.

     12.3.     Subrogation. Insofar as and to the extent that the following
               -----------
provision may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the Commonwealth of Massachusetts (even though extra premium may result therefrom), Landlord and Tenant mutually agree that with respect to any loss which is covered by insurance then being carried by them, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof. In the event that extra premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium.

13.  DAMAGE TO THE PREMISES
     ----------------------

     13.1.     Landlord's Right to Terminate. In the event that thirty (30%)
               -----------------------------
percent or more of the net rentable square feet of the Premises or the Building are damaged by fire or other insured casualty, or fifteen (15%) percent or more of the net rentable square feet of the Premises of the Building are damaged by an uninsured casualty ("Substantial Damage"), Landlord shall have the right to terminate this Lease upon written notice given to Tenant within thirty (30) days of such fire or casualty.

     13.2.     Landlord's Obligation to Repair. In the event that Landlord
               -------------------------------
elects not to terminate this Lease as aforesaid, then this Lease shall continue in full force and effect and Landlord shall promptly repair the damage and restore the Premises, excluding Tenant's personal property, fixtures, furniture, equipment and floor coverings, to substantially the condition thereof immediately prior to such damage.

     13.3.     Rent Abatement. For so long as such damage renders the Premises
               --------------
or a portion thereof unsuitable for the Permited Use, a just and proportionate abatement of (a) Fixed Rent and (b) additional rent to the extent reimbursable under Landlord's rental interruption insurance, shall be made, provided that such damage is not due to the fault or neglect of Tenant, its employees, agents, customers, visitors, subtenants or licensees.

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

     13.4.  Tenant's Option to Terminate. If the Premises are rendered
            ----------------------------
substantially unsuitable for the Permitted Use, then Tenant may elect to terminate this Lease prior to the time such damage is repaired if any only if:

          a. The Landlord fails to give written notice within thirty (30) days of said fire or casualty of its intention to restore the Premises; or

          b. The Landlord fails to restore the Premises to a condition suitable for the Permitted Use within ninety (90) days of said fire or casualty, provided such failure is not due to the action or inaction of Tenant, its employees or agents, or causes beyond the reasonable control of Landlord.

     Tenant shall exercise its option to terminate by giving written notice to Landlord within thirty days after Landlord's failure to notify or failure to restore, as specified above.

     13.5.  Insubstantial Damage. Subject to delays due to causes beyond the
            --------------------
reasonable control of the Landlord or the action or inaction of the Tenant, its employees or agents, Landlord shall repair any damage which is not Substantial Damage within sixty (60) days of the occurrence of said damage.

14.  EMINENT DOMAIN
     --------------

     In the event that the whole of the Premises or the Building shall be lawfully condemned or taken in any manner for public or quasi-public use, this Lease shall forthwith terminate as of the date of divestment of Landlord's title.

     In the event that only a part of the Premises or the Building shall be so condemned or taken, then, if such condemnation or taking is "substantial" as hereinafter defined, either the Landlord or the Tenant may be delivery of notice in writing to the other within sixty (60) days following the date on which Landlord's title has been divested by such authority, terminate this Lease. "Substantial" shall be defined to mean any condemnation or taking which:

     A. Results in the loss of reasonable access to the entrances to the Premises;

     B. Results in the loss to the Tenant of twenty-five (25%) percent or more of the floor area of the Premises; or

     C. Results in loss of facilities in the Building that supply heat, air conditioning, water, drainage, plumbing, electricity or other utilities to Premises.

      If this Lease is not terminated as aforesaid or if such condemnation or taking is not substantial, this Lease shall continue in full force and effect except that the Fixed Rent and additional rent to the extent reimbursable under Landlord's rental interruption insurance shall be equitably abated as of the date of divesting of title. Landlord shall, with reasonable diligence and at its expense, restore the remaining portion of the Premises as nearly as practicable to the same condition as it was prior to such condemnation or taking. Landlord's obligation to restore the remaining portion of the Premises shall be limited to the extent of the condemnation proceeds made available to Landlord.

     In the event of any condemnation or taking of all or part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceedings, including any award made for the value of the estate vested by this Lease in the Tenant, and Tenant hereby expressly assigns to the Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof except for relocation expenses and trade fixtures payable in the manner and extent as, and if, provided by law.

15.  UTILITIES
     ---------

     15.1 Generally.
          ---------

          a. Tenant shall obtain all of Tenant's electricity and utilities, excluding heat, at Tenant's sole expense from existing services, which are presently connected to the Premises.

          b. Landlord to provide heat and cold water to the premises for ordinary office premises cleaning, toilet and drinking purposes.

              If Tenant requires, uses or consumes water for any purpose other than for the aforementioned purposes, Landlord may (i) assess a reasonable charge for the additional water used or consumed by Tenant or (ii) install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Landlord shall pay the cost of the meter and the cost of installation thereof and shall keep said meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charge based on said meter charges as and when bills are rendered and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. All piping and other equipment and facilities for use of water outside the Building core will be installed and maintained by Landlord at Tenant's sole cost and expense.

          c. Tenant, at Tenant's expense, shall purchase and install all replacement lamps (including, but not limited to, incandescent and fluorescent lights) used in the Premises.

          d. Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character, or supply of electrical energy is changed or is no longer available or suitable for Tenant's requirements.

          e. Tenant agrees that it shall not make any material alteration or material addition to the electrical equipment and/or appliances in the Premises without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld, and Tenant shall promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

     15.2. Interruption or Curtailment of Services. Landlord reserves the right
           ---------------------------------------
to interrupt, curtail, stop or suspend (i) the furnishing of elevator and other services, and (ii) the operation of the plumbing and electrical systems whenever necessary for repairs, alterations, replacements or improvements desirable or necessary to be made in the reasonable judgment of Landlord or whenever necessary due to accident or emergency, difficulty or inability in securing supplies or labor, strikes, or any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned, until said cause has been removed. Except when caused by the gross negligence of Landlord, there shall be no diminution or abatement of rent or other compensation due from Tenant to Landlord hereunder, nor shall this Lease be affected or any of the Tenant's obligations hereunder reduced, and the Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems, except that Landlord shall exercise all due diligence to eliminate the cause of same.

     15.3. Energy Conservation. Notwithstanding anything to the contrary
           -------------------
contained in this Lease, Landlord may institute such reasonable policies, programs or measures as may be necessary, required, or expedient for the conservation and/or preservation of energy or energy services, provided either the majority of similar buildings in the Greater Boston Area are subject to similar policies, programs or measures, or such are necessary or required to comply with applicable codes, rules, regulations or standards.

16.  ACCESS
     ------

     Tenant shall have the free and uninterrupted right of access to the Premises at all times.

17.  SUBLEASE AND ASSIGNMENT
     -----------------------

     17.1.    Generally. Tenant shall not voluntarily, involuntarily or by
              ---------
operation of law assign, transfer, mortgage or otherwise encumber this Lease or any interest of Tenant therein, in the whole or in part of the Premises or permit the Premises or any part thereof to be used or occupied by others except as regards affiliated and related parties, without the prior written consent of Landlord. Any subletting or assignment pursuant to this Section shall be subject to and conditioned upon the following: (a) at the time of any proposed subletting or assignment, Tenant shall not be in default under any of the terms, provisions, or conditions of this Lease; (b) the sublessee or assignee shall occupy only the Premises and conduct its business in accordance with the Permitted Use; (c) prior to occupancy, Tenant and its assignee or sublessee shall execute, acknowledge and deliver to Landlord a fully executed counterpart of a written assignment of lease or sublease, as the case may be, by the terms of which: (i) in case of an assignment, Tenant shall assign to such assignee Tenant's entire interest in this Lease, together with all prepaid rents hereunder, and the assignee shall accept said assignment and assume and agree to perform, directly for the benefit of Landlord, all of the terms, covenants and conditions of this Lease on the Tenant's part to be performed; or (ii) in case of a subletting, the sublessee thereunder shall agree to be bound by and to perform all of the terms, covenants and conditions of this Lease on the Tenant's part to be performed, except the payments of rents, charges and other sums reserved hereunder, which Tenant shall continue to be obligated to pay and shall pay to Landlord; (d) Tenant shall pay to Landlord monthly one-half of the excess of the rents and all other fees and charges received by Tenant pursuant to the assignment or sublease, less any and all brokerage commisions paid to Tenant in connection therewith, over the rents and other charges reserved to Landlord under this Lease attributable to the space assigned or sublet; Tenant shall acknowledge that, notwithstanding such assignment or sublease and consent of Landlord thereto, Tenant shall not be released or discharged from any liability whatsoever under this Lease and will continue to be liable with the same force and effect as though no assignment or sublease had been made; and (e) Tenant shall pay to Landlord a reasonable sum not to exceed One Thousand ($1,000) Dollars to cover Landlord's administrative costs, overhead and attorneys' fees in connection with such assignment or subletting for any portion of the Lease term or any extension thereof.

     17.2.  Landlord's Consent. Landlord shall not unreasonably withhold its
            ------------------
consent to a proposed transfer, sublease or assignment pursuant to the preceding paragraph 17.1. Landlord's failure to consent shall be deemed unreasonable if the above conditions are met and if:

          a. The proposed assignment or subletting is to be made to a parent, subsidiary, or successor corporation in connection with the reorganization of Tenant or to a partnership of which Tenant is a general partner, provided the net worth of such successor is at least equal to the net worth of Tenant at the time of such assignment or subletting; or

          b. The proposed assignee or subtenant has a good credit rating, which shall be at least equal to that of Tenant, and demonstrable ability to comply with the terms and conditions of this Lease, a good reputation in the community, and the proposed use by such subtenant or assignee (even thought Permitted Use) could not in Landlord's reasonable opinion be expected to detract from the character of the Building for its existing character and uses at the time of the proposed assignment or sublease.

     17.3.  No Waiver. The consent by Landlord to an assignment or subletting
            ---------
shall not in any way be construed to relieve Tenant from obtaining the express consent of Landlord to any further assignment or subletting for the use of all or any part of the Premises, nor shall the collection of rent by Landlord from any assignee, sublessee or other occupant after default by Tenant be deemed a waiver of this covenant or the acceptance of such assignee, sublessee or occupant as Tenant or a release of Tenant from the further performance by Tenant of the covenants in this Lease on Tenant's part to be performed.

18.  SUBORDINATION.
     -------------

     This Lease is subject and subordinate to any first real estate mortgages to any lender subsequent to the date of execution and delivery of this Lease and to all renewals, modifications, consolidations, replacements or extensions thereof and to any junior mortgages permitted by the holder of such first mortgage, provided such mortgagee enters into an Agreement with Tenant that Tenant shall remain undisturbed under this Lease in the event of foreclosure if the Tenant is not in default under any of the terms and conditions of this Lease. The Tenant shall, upon the request of the Landlord, promptly execute and deliver all such instruments as may be appropriate to subordinate this Lease to any mortgage securing notes issued by the Landlord and to all advances made thereunder and to the interest thereon and all renewals, replacements and extensions thereof. Landlord shall use its best efforts to receive such an agreement from the present mortgagee. At the request of the Landlord, Tenant shall join in a subordination agreement requested by any mortgagee who desires to subordinate its mortgage to this Lease, provided, however, that the provisions of said mortgage relating to the receipt and application of insurance proceeds and condemnation awards shall in no event be subordinated to this Lease.

19.  TENANTS' COVENANTS.
     ------------------

     The Tenant covenants and agrees as follows:

     A. To perform promptly all of the obligations of the Tenant set forth in this Lease; to pay when due all Rent, Fixed or additional, and all charges which by the terms of this Lease are to be paid by the Tenant.

     B.   To use the Premises only for the Permitted Use, as set forth in
Section 9.

     C. To pay all costs on demand for all loss or damage suffered or incurred by the Landlord caused by any nuisance or neglect suffered on the Premises or Landlord's Property due to the Tenant, or its agents, employees, invitees or assignees.

     D. At the Tenant's expense to keep the interior of the Premises clean, neat and in good order, repair and condition, and to keep the interior surfaces of all glass clean and in good condition, and to replace any broken glass with glass of the same quality; to keep all refuse, rubbish and debris in covered containers or in containers designated for such use by Landlord.

     E. To permit the Landlord and its agents to examine the Premises at reasonable times and upon reasonable notice to the Tenant and to show the Premises to prospective tenants commencing 9 months prior to the expiration of this Lease.

     F. To pay on demand Landlord's expense, including reasonable attorneys' fees, incurred in enforcing any obligation of the Tenant under this Lease or in curing any default by the Tenant.

     G. To provide and pay for any cleaning services which it requires on the Premises; to pay all costs for utilities not supplied by Landlord and charged directly to the Tenant by the utility company.

     H. To comply with governmental, health safety and police requirements and obtain all required licenses and permits relating to the Premises or Tenant's use thereof.

     I. Not to injure, overload, deface or otherwise harm the Premises or Landlord's property; not to commit any nuisance; not the permit the emission of any objectionable odor; not to make any use of the Premises or Landlord's Property which will increase the cost of the Landlord's insurance (unless Tenant pays for any such increased cost); not to sell or display merchandise in or store or dispose of trash or refuse on or otherwise obstruct the driveways, walks, halls, parking areas or other common areas.

     J.   Not to suffer or permit strip or waste.

     K. Not to permit any use excepting the Permitted Use that may be deemed obnoxious to any other tenants in the Building or create a public or private nuisance.

     L. Not to place or maintain any merchandise, vending machines or other articles for the sale of goods or services on any sidewalk or ways adjacent to the Premises, or elsewhere on the exterior of the Premises.

     M. Not to conduct any auction, fire, bankruptcy, or going-out-of business sale, nor use or permit the use of any sound apparatus for reproduction or transmission of music or sound which shall be audible beyond the physical interior of the Premises.

     N. Not to install any window air conditioning unit in or upon the Premises, without the prior written consent of Landlord, which shall not be unreasonably withheld.

     O. At the expiration of the term or earlier termination of this Lease, to surrender all keys to the Premises, to remove all of its trade fixtures and personal property in the Premises, to remove such installations made by it as Landlord may request and all Tenant's signs whenever located, to repair all damage caused by such removal and to yield up the Premises (including all installation and improvements made by Tenant, except for such installations or improvements as Landlord shall request Tenant to remove) subject to Section 10 of this Lease broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of the Lease. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises. Tenant shall also pay for the use and occupancy of the Premises during performance of its obligations under this Section. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in surrendering the Premises as above provided.

     P. Tenant shall not place any signs or other forms of advertising on or about the exterior of the Premises or the Building, upon any sidewalks or ways adjacent to the Building or within the interior of the Premises that are visible from the exterior of the Building, without Landlord's previous written consent, which shall not be reasonably withheld. Tenant shall hang its own drapes or blinds.

20.  RIGHTS OF LANDLORD ON TENANT'S DEFAULT
     --------------------------------------

     20.1.  Events of Default.  Tenant shall be in default under this Lease:
            -----------------

          a. If Tenant shall default in the performance of any of its obligations to pay the rent or any charge hereunder and such default shall continue for seven (7) days after receipt of written notice from Landlord designating such default; or if within thirty (30) days after written notice from Landlord to Tenant specifying any other default or defaults, Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion; or

          b. If any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors; or

          c.  If Tenant's leasehold interest shall be taken on execution; or

          d. If a lien or other involuntary encumbrance is filed against Tenant's leasehold interest or Tenant's other property including said leasehold interest, and is not discharged or bonded against within ten (10) days thereafter; or

          e. If a petition is filed by Tenant or any guarantor of Tenant for adjudication as a bankrupt, or for reorganization or an arrangement under provision of the Bankruptcy Act as then in force and effect; or

          f.  If a receiver has been appointed for any part of its property.

     20.2.  Remedies.  Upon any default by Tenant the Landlord may, without
            --------
demand or notice, in person or by agent or attorney, without being deemed guilty of trespass, enter upon said Premises and expel the Tenant and those claiming under it and remove Tenant's effects (forcibly if necessary) and upon entering as aforesaid this Lease shall terminate; and the Landlord without notice to the Tenant may store the Tenant's effects at the expense and risk of the Tenant, and if the Landlord so elects, may sell said effects at public or private sale and apply the net proceeds toward any amounts due from Tenant; and Tenant covenants that in case of such termination or of any termination under the provisions of law for the Tenant's default, it will be and remain liable to the Landlord for and will indemnify the Landlord against all loss of rent and other payments which the Landlord may incur by reason of such termination; and Tenant covenants and agrees, notwithstanding any such termination or termination under the provisions of law for Tenant's default, to promptly pay all sums, including Fixed Rent, additional rent and all other charges due hereunder, to the same extent and at the same time as if this Lease had not been terminated. Landlord shall have the right, but not the obligation, to relet the Premises or any part thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term. In the event that Landlord relets the Premises, Tenant shall be entitled to a credit equal to the net amount of rent received by Landlord by reletting the Premises, after deducting all expenses incurred in such reletting, including without limitation, all repossession costs, brokerage commissions, fees for legal and advertising services, remodeling costs and the like, and the costs incurred in collecting such rent. In no event shall the Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant hereunder.

     In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section, Landlord may by written notice to Tenant, at any time after this Lease is terminated and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and Additional Rent accrued in the twelve months ended next prior to such termination plus the amount of rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section up to the time of payment of such liquidated damages. Nothing contained in this Lease shall however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     20.3.  Remedies Cumulative.  Any and all rights and remedies which Landlord
            -------------------
may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

     20.4.  Landlord's Right to Cure Defaults. Landlord may, but shall not be
            ---------------------------------
obligated to, cure at any time without notice any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorney's fees, in curing a default shall be paid by Tenant to Landlord on demand, together with lawful interest thereon from the date of payment by Landlord to the date of payment by Tenant.

21.  LANDLORD'S DEFAULT
     ------------------

     Except in cases of emergency, Landlord shall not be in default in the performance of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation.

22.  NO WAIVER; NO ACCORD AND SATISFACTION
     ------------------------------------

     22.1.  Effect of Waivers of Default.  Any consent or permission by
            ----------------------------
Landlord or Tenant to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord or Tenant of the breach of any covenant or condition herein, shall not in any way be held or construed to operate so as to impair the continuing obligation of any covenant or condition herein, or to permit any similar acts or omissions. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, unless such waiver be in writing signed by the Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any subsequent breach of the same or any other agreement or duty.

     22.2.  No Accord and Satisfaction.  No acceptance by Landlord of a lesser
            --------------------------
sum than any sum due under any provision of this Lease shall be deemed to be other than on account of the earliest installment of such sum due, nor shall any endorsement or statement on any check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to any rights to recover the balance of such installment or pursue any other remedy in this Lease provided.

23.  RECORDING
     ---------

     The Landlord and Tenant agree not to record this Lease, but each party agrees, on request of the other, to execute, acknowledge and deliver a notice of lease in recordable form, which may be recorded with the Registry of Deeds. In no event shall such notice set forth the rent or other charges payable by Tenant under this Lease; and such document shall expressly state that it is executed pursuant to the terms of this Lease and is not intended to vary the terms and conditions of this Lease.

24.  LANDLORD'S LIABILITY
     --------------------

     In no event shall the Landlord be liable for any breach of covenant during the term of this Lease unless the same shall occur during and within the period of time that it is the owner of and seized of and in possession of the Building of which the Premises are a part.

     In no event and under no circumstances shall the Landlord be liable to the Tenant for any consequential damages in connection with any act of the Landlord, its agents or servants, and the placement by the Tenant of any goods, wares and merchandise in the Premises or any areas in the Building shall be at the sole risk and hazard of the Tenant.

     Notwithstanding anything to the contrary contained in this Lease, it is specifically understood and agreed that the monetary liability of any Landlord hereunder shall be limited to its interest in the Premises in the event of any a breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord. In furtherance of the foregoing, Tenant hereby agrees that any judgment it may obtain against Landlord as a result of a breach of any of the terms, covenants or conditions hereof by Landlord shall be enforceable solely against Landlord's fee interest in the Premises.

25.  FORCE MAJEURE
     -------------

     In any case where either party is required to do any act, the time for the performance thereof shall be extended by a period equal to any delay caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, governmental regulations, or other cause beyond such party's reasonable control, whether such times be designated by a fixed time or a "reasonable time". This clause shall not be applicable to any payment of rent or other charges due from the Tenant to the Landlord.

26.  MECHANICS LIENS
     ---------------

     The Tenant shall not permit any mechanics' or materialmen's or other liens to stand against the Premises, the Building or the land on which the Building is located for any labor or materials furnished the Tenant in connection with work of any character performed on the Premises by, for, or at the direction of the Tenant. Any such lien filed against the Premises or Building shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense or by filing the bond required by law. If Tenant fails to discharge any such lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in connection therewith within fifteen (15) days of receipt of Landlord's bill therefor.

27.  ESTOPPEL CERTIFICATE
     --------------------

     Tenant shall, at any time during the term of this Lease and within ten (10) days after Landlord's request, deliver a duly executed and acknowledged written instrument to Landlord or to a person or entity specified by Landlord certifying:

     A. That the Lease is unmodified and in full force and effect, or, if there has been any modification, that the same is in full force and effect, as modified and stating any such modification;

     B. Whether or not there are any then existing setoffs or defenses against the enforcement of any of the terms, agreements, covenants, conditions and limitations of this lease and any modifications thereof on the part of Tenant to be performed or complied with, and if so, specifying the same; and

     C. The date to which Fixed Rent and all additional rent and other charges have been paid.

     The failure by Tenant to deliver timely the estoppel certificate shall constitute as to any person entitled to rely upon such statements an acknowledgement that this Lease is unmodified and in full force and effect and a waiver of any defaults which may exist prior to the date of such notice.

28.  DEFINITIONS
     -----------

     The words "Landlord" and "Tenant" as used herein shall include their respective heirs, executors, administrators, successors, representatives, assigns, invitees, agents, and servants; the words "it", "he" and "him" where applicable apply to the Landlord or Tenant regardless of gender, number, corporate entity, trust or other body. If more than one party signs this Lease as Tenant, the covenants, conditions and agreements of the Tenant shall be joint and several obligations of each party.

29.  SEPARABILITY CLAUSE
     -------------------

     If any provision in this Lease (or portion of such provision) or the application thereof to any person or circumstance is held invalid, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

     This Lease may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

30.  NOTICES
     -------

     Any notices required under this Lease shall be in writing and delivered or mailed by registered or certified mail to Tenant at the Premises or to the Landlord care of The Gerrity Company, 90 Oak Street, P.O. Box 9111
Newton Upper Falls                      , Massachusetts 02164-9111 Landlord or
Tenant may, by proper notice to the other as provided herein, change its notice address.

31.  HOLDING OVER
     ------------

     If for any reason Tenant retains possession of the Premises or any part thereof after the termination of the term of this Lease or any extension of the term, unless other written arrangements are made with Landlord, such holding over shall constitute a tenancy from month to month, terminable by either party upon thirty (30) days prior written notice to the other party, and Tenant shall pay Landlord monthly rental during the month to month tenancy computed as the rate of rent payable hereunder for the final month of the last year of the term prior to such holding over plus one hundred (100%) percent of said rent. The month to month tenancy shall otherwise be on the same terms and conditions as set forth in this Lease, as far as applicable.

32.  HAZARDOUS WASTE.
     ---------------

     Tenant agrees that if it or anyone claiming under it shall generate upon, store upon, dispose of, or transfer to and from the Premises any hazardous waste materials, it shall forthwith remove the same from the Premises in the manner provided by applicable law, regardless of when such hazardous waste materials shall be discovered. Furthermore, Tenant shall forthwith repair and restore any portion of the

Premises which it shall disturb in so removing said hazardous waste materials to the conditions which existed prior to Tenant's disturbance thereof. This Section shall survive the expiration or other termination of this Lease, and Tenant agrees that in addition to any other remedies which Landlord may have at law or in equity to enforce this Section after the termination of this Lease, Landlord shall have the remedy hereinafter set forth. For purposes of this Section, "hazardous waste materials" shall be deemed to be any materials defined as such in any law (federal, state and/or local) applicable to the Premises. If Tenant shall at any time breach or default in the performance of any of the obligations, covenants, or agreements of Tenant under this Section, Landlord shall have the right to enter upon the Premises and to perform such obligations of the Tenant including the payment of money and the performance of any other act. All sums so paid by the Landlord and all necessary incidental costs and expenses in connection therewith shall be deemed to be additional rent under this Lease which shall be payable to Landlord immediately upon demand.

33.  LEASE AMENDMENTS
     ----------------

     Tenant acknowledges that amendments to this Lease may be required in connection with the financing of Landlord's Property and Tenant hereby agrees that it will enter into any reasonable modifications requested by a mortgagee in connection with such refinancing, provided the same do not (a) increase the Fixed Rent or additional rents payable by Tenant or increase Tenant's financial obligations hereunder, (b) reduce the term hereof of or extend the term hereof except as otherwise provided hereunder or (c) materially affect the rights or obligations of Tenant or Landlord hereunder.

34.  SECURITY DEPOSIT
     ----------------

35.  OPTION TO EXTEND
     ----------------
     Tenant shall have the option to extend the Lease for one additional term of 1 (ONE) year on 6/1/2001 and on 6/1/2002 provided that there has been no assignment of this Lease on the same terms and conditions provided herein except that:

          a. The annual Fixed Rate for the term of the extension shall be $260,700 or $8.25 per sq.ft for the year 6/1/2001 to 5/31/2002 and $268,600 or
$8.50 per sq.ft for the year 6/1/2002 to 5/31/2003.

Tenant shall have the right of first refusal after the third and through fifth year of the lease to lease additional space of said building as described herein.

Tenant's right to exercise each extension option is conditioned upon Tenant's performance of all of the duties and obligations on its part to be performed under this Lease so that, at time of the exercise of said option, Tenant shall not be in default hereunder.

Tenant shall exercise its option to extend by giving written notice thereof to Landlord by certified mail, return receipt, no earlier than 15 months before and no later than 6 months before the expiration of the existing Term.

36. Lanlord's Title
    ----------------

    Landlord represents that it has good and clear, record and marketable title, subject to encumbrances of record.

    Executed as a sealed instrument in four counterparts by persons or officers hereunto duly authorized this 23rd of May, 1997.

Microfluidics International Corporation

By /s/ Michael A. Lento                    /s/ John H. Finley
   --------------------                    ------------------
 Its President Michael A. Lento            By John H. Finley III Vice President

                                           And Assistant Treasurer

                                           King Real Estate Corp. Trustee
                                           of 1238 Chestnut Street Trust

                                   Exhibit B

--- Compressed air dryer and receiver connected to tenant's existing roof-mounted air conditioner.
--- Copper compressed air distribution piping system.
--- Several laboratory hoods and vented solvent cabinets.
--- Several laboratory benches.
--- Several electric disconnects and motor starters for use in operating machinery owned and/or built by tenant.
--- Telephone System.
--- Water deionization and filtration system.
--- Air filtration system for a clean room.
--- Air compressor & dryer system. (Quincy/Detac)
--- Cage in production area.
--- Tanks - 2 polyethylene

                         [FLOOR PLAN OF OFFICE SPACE]

                       [FLOOR PLAN OF PRODUCTION SPACE]